UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2025

TUHURA BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-37823	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 University Center Dr., Suite 110
Tampa, Florida 33612
(Address of Principal Executive Offices, including zip code)
Registrant’s Telephone Number, Including Area Code: (813) 875-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	HURA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement Amendment

On May 5, 2025, TuHURA Biosciences, Inc. (“TuHURA” or the “Company”) and Kineta, Inc., a Delaware corporation (“Kineta”), entered into a First Amendment (the “Amendment”) to the previously disclosed Agreement and Plan of Merger, dated December 11, 2024 (as amended from time to time, the “Merger Agreement”), by and among TuHURA, Kineta, Hura Merger Sub I, Inc., a Delaware corporation and a direct wholly-owned subsidiary of TuHURA (“Merger Sub I”), Hura Merger Sub II, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of TuHURA (“Merger Sub II,” and together with Merger Sub I, the “Merger Subs”), and Craig Philips, solely in his capacity as the representative, agent and attorney-in-fact of the stockholders of Kineta (the “Stockholders Representative”). Each capitalized term used but not otherwise defined under Item 1.01 of this Current Report on Form 8-K has the meaning given to it in the Merger Agreement.

As previously disclosed, pursuant to the terms of the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub I will (a) merge with and into Kineta (the “First Merger”), with Kineta being the surviving corporation of the First Merger, also known as the “Surviving Entity”; and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Entity will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers” ), with Merger Sub II being the surviving company of the Second Merger.

Also, as previously disclosed, subject to the terms and conditions of the Merger Agreement, at the effective time of the First Merger (the “Effective Time”), each share (the “Share”) of Kineta’s common stock, par value $0.001 per share (“Kineta Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (i) Shares held in treasury by Kineta or held directly by TuHURA or the Merger Subs, which Shares will be cancelled, or (ii) Shares that are held by any holder who is entitled to demand and properly demands appraisal of such Shares of pursuant to, and in compliance with, Section 262 of the General Corporation Law of the State of Delaware) will thereupon be converted automatically into and will thereafter represent the right to receive, without interest, (x) the number of validly issued, fully paid and non-assessable shares of common stock, $0.001 par value per share, of TuHURA (“TuHURA Common Stock”) (rounded down to the nearest whole share subject to the payment of any cash in lieu of fractional shares as set forth in the Merger Agreement) equal to (i) the Initial Per Share Stock Consideration plus (ii) the Delayed Per Share Stock Consideration, (y) plus an amount in cash equal to (i) the Per Share Cash Consideration plus (ii) the Disposed Asset Payment Right (collectively, the Initial Per Share Stock Consideration, the Delayed Per Share Stock Consideration, the Per Share Cash Consideration and the Disposed Asset Payment Right are referred to as the “Merger Consideration”).

Among other things, the following terms in the Merger Agreement have been revised pursuant to the Amendment as follows:

As amended, “Initial Per Share Stock Consideration” means the number of shares of TuHURA Common Stock being issued for each share of Kineta Common Stock, determined as follows:

•
the difference of $16,500,000 and any deductions if the Per Share Cash Consideration (as described below) is less than zero;
•
such difference in the first bullet, divided by $5.7528, such stock price, the “Parent Share Value”; and
•
with such resulting quotient from the second bullet, divided by the fully diluted Kineta Common Stock, all rounded down to six (6) decimal places.

As amended, “Delayed Per Share Stock Consideration” means the number of shares of TuHURA Common Stock being issued for each share of Kineta Common Stock, determined as follows:

•
the difference of $6,500,000 and (i) any liabilities incurred by TuHURA due to a breach of the undisclosed liabilities representation made by Kineta in the Merger Agreement; (ii) any and all losses incurred through the six months after the Closing and those losses estimated to be incurred by TuHURA related to any stockholder litigation; and (iii) any amount to which the closing net working capital deficient is greater than $6,000,000;
•
such difference in the first bullet, divided by the Parent Share Value; and
•
with such resulting quotient from the second bullet, divided by the fully diluted Kineta Common Stock, all rounded down to six (6) decimal places.

As amended, “Per Share Cash Consideration” means an amount in cash for each share of Kineta Common Stock, determined as follows:

•
the difference of $12,000,000 and (i) $5,000,000 (as credit for the exclusivity payment already made by TuHURA to Kineta); (ii) $300,000 (as credit for the extension payment already made by TuHURA to Kineta); (iii) $695,000 (which represents advances already made by TuHURA to Kineta in connection with the exclusivity agreement); (iv) the Loaned Amount, if any; and (v) if the net working capital is less than $0, such difference (and if the net working capital is greater than $0, then such difference will be added to the $12,000,000 base cash consideration); and
•
such difference in the first bullet, divided by the fully diluted Kineta Common Stock, all rounded down to six (6) decimal places.

As amended, “Loaned Amount” means all principal and interest outstanding under any loan between TuHURA, on the one hand, and Kineta, on the other hand, consisting of (i) $250,000 that was previously advanced by TuHURA to Kineta, (ii) $250,000 to be advanced by TuHURA to Kineta on or before May 15, 2025, and (iii) $250,000 to be advanced by TuHURA to Kineta on or before June 3, 2025 (with the advance in foregoing clause (iii) being contingent upon TuHURA’s receipt of (A) proceeds from the Concurrent Investment or (B) proceeds from TuHURA stockholder warrant exercise payments due on May 30, 2025), in each case, for any expenses incurred by Kineta in the ordinary course of business or expenses incurred in connection with the Program Assets and approved by TuHURA, and such amount shall be paid by TuHURA to Kineta no later than five (5) Business Days after the request is made (and invoice or proof of expense is provided to TuHURA) as long as no event of default has occurred and is continuing under the Merger Agreement as of the date of such request and so long as the parties thereto are then still working in good faith toward a Closing.

In addition to the foregoing, pursuant to the Amendment, the parties have agreed that, as a condition precedent to the obligations of TuHURA and the Merger Subs to effect the Mergers and otherwise consummate the transaction contemplated by the Merger Agreement, the Concurrent Investment shall have been completed and TuHURA shall have received gross proceeds of no less than Twenty Million Dollars ($20,000,000), which gross proceeds shall have been received by TuHURA, or will be received by TuHURA substantially simultaneously with Closing.

Also pursuant to the Amendment, the End Date has been extended from April 30, 2025, to June 30, 2025, subject to possible extension as provided by the Amendment.

Other than as expressly modified by the Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 12, 2024, remains in full force and effect. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Additional Information about the Proposed Mergers and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed Mergers between TuHURA and Kineta. In connection with the proposed Mergers, TuHURA has filed relevant materials with the SEC, including the preliminary joint proxy statement/prospectus filed on February 7, 2025 and subsequently amended on May 6, 2025 (the “Joint Proxy Statement/Prospectus”). TuHURA will mail a definitive Joint Proxy Statement/Prospectus to the TuHURA stockholders when it becomes available. Investors and securityholders of TuHURA and Kineta are urged to read these materials because they contain important information about TuHURA, Kineta and the Mergers. This communication is not a substitute for the definitive Joint Proxy Statement/Prospectus, when it becomes available, or any other documents that TuHURA may file with the SEC or send to securityholders in connection with the proposed transactions.

Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on TuHURA’s website at www.tuhurabio.com, on the SEC’s website at www.sec.gov or upon written request to: TuHURA, 10500 University Drive, Suite 110, Tampa, FL 33612.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Participants in the Solicitation

Each of TuHURA, Kineta and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of TuHURA in connection with the proposed Mergers. Information about TuHURA’s directors and executive officers is set forth in TuHURA’s filings with the SEC, including TuHURA’s Form 10-K filed on March 31, 2025. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the solicitation of proxies in the Mergers may be obtained by reading the definitive Joint Proxy Statement/Prospectus when it becomes available. You may obtain free copies of these documents as described above under “Additional Information about the Proposed Mergers and Where to Find It”.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which are referred to as the safe harbor provisions. Statements included herein are not historical facts are forward-looking statements, including statements about the beliefs and expectations of the management of each of TuHURA and Kineta. In some cases, you can identify these statements by terminology such as “may,” “should,” “plans,” “believe,” “will,” “anticipate,” “estimate,” “expect,” “project,” or “intend,” including their opposites or similar phrases or expressions. TuHURA and Kineta caution investors that any forward-looking statements, including statements related to anticipated operating results, business strategies and outlook of TuHURA and Kineta, proposed financing for the transaction, anticipated benefits of the Mergers, the anticipated impact of the Mergers on TuHURA’s and Kineta’s business and future financial and operating results, the expected amount and timing of synergies from the Mergers, the anticipated closing date for the Mergers and other aspects of Kineta’s and TuHURA’s operations or operating results, are only predictions and involve known and unknown risks and uncertainties, many of which are beyond TuHURA’s and Kineta’s control, and could cause actual results to differ materially from those indicated in such forward-looking statements, which speak only as of the date of this Form 8-K. These factors, risks and uncertainties include, but are not limited to: the completion of the Mergers on anticipated terms and timing, anticipated tax treatment and unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, pricing trends, future prospects, credit ratings, business and management strategies which may adversely affect each of TuHURA’s and Kineta’s business, financial condition, operating results and the price of their respective common stocks; the failure to satisfy the conditions to the completion of the Mergers, including the adoption of the Merger Agreement by the stockholders of Kineta and TuHURA’s completion of the Concurrent Investment, in a timely manner, or at all, or the failure to satisfy any of the other conditions to the completion of the Mergers, or unexpected delays in satisfying any conditions; uncertainties related to Kineta’s cash level and ability to continue as a going concern; the price of TuHURA Common Stock and Kineta Common Stock could change before the completion of the Mergers, including as a result of uncertainty as to the long-term value of the common stock of TuHURA or as a result of broader stock market movements; risks relating to the amount of Kineta’s Estimated Net Working Capital Amount at the Closing, including any resulting reduction or adjustments to the Merger Consideration or failure of the condition that Kineta’s Estimated Net Working Capital Deficit not exceed $6,000,000 at the Closing; uncertainties as to access to available financing, including the Concurrent Investment, the completion of the Mergers upon acceptable terms and on a timely basis or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks that the Mergers do not qualify as a reorganization under the Code; the risk that, if the Mergers or another strategic transaction is not successfully completed, the Kineta board of directors may decide to pursue a dissolution and liquidation of Kineta; the effect of the announcement or pendency of the transaction on Kineta’s or TuHURA’s business relationships, competition, business, financial condition, and operating results; risks that the Mergers disrupt current plans and operations of Kineta or TuHURA and the ability of Kineta or TuHURA to retain and hire key personnel; risks related to diverting either management team’s attention from ongoing business operations of Kineta or TuHURA; the outcome of any legal proceedings that may be instituted against Kineta or TuHURA related to the Merger Agreement or the transaction; the ability of TuHURA to successfully integrate Kineta’s business or fully realize the anticipated synergies or other benefits expected from the Mergers; the ability of TuHURA to implement its plans, forecasts, expected financial performance and other expectations with respect to Kineta’s business or the combined business after the completion of the Mergers and realize additional opportunities, develop customer relationships, additional products and Kineta’s existing business; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Mergers; the potentially significant amount of any costs, fees, expenses, impairments or charges related to the Mergers; the potential dilution of TuHURA and Kineta stockholders’ ownership percentage of TuHURA after the Mergers as compared to their ownership percentage of TuHURA and Kineta, as applicable, prior to the Mergers; TuHURA and Kineta directors and executive officers having interests in the Mergers that are different from, or in addition to, the interests of TuHURA and Kineta stockholders generally; macroeconomic conditions and geopolitical uncertainty in the global economy; uncertainty in the growth of the biopharmaceutical sector; the highly competitive industries TuHURA and Kineta operate in; actions by the U.S. or foreign governments, such as the imposition of additional export restrictions or tariffs; legislative, regulatory and economic developments affecting Kineta’s and TuHURA’s businesses; the evolving legal, regulatory and tax regimes under which Kineta and TuHURA operate; restrictions during the pendency of the Mergers that may impact Kineta’s or TuHURA’s ability to pursue certain business opportunities or strategic transactions, and unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Kineta’s and TuHURA’s response to any of the aforementioned factors. The foregoing list of risks, uncertainties and factors is not exhaustive. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of TuHURA and Kineta described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC, including the definitive Joint Proxy Statement/Prospectus when it becomes available. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond TuHURA’s and Kineta’s control, and are not guarantees of future results. Readers are cautioned not to put undue reliance on forward-looking statements, and TuHURA and Kineta assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither TuHURA nor Kineta gives any assurance that either TuHURA or Kineta will achieve its expectations.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation Agreement

On May 5, 2025, TuHURA and Dennis Yamashita, TuHURA’s former Chief Scientific Officer, entered into a Separation Agreement relating to the termination of Mr. Yamashita’s employment with TuHURA (the “Separation Agreement”). The Separation Agreement confirms that Mr. Yamashita’s employment with TuHURA terminated effective December 16, 2024, and it provides for the payment to Mr. Yamashita of severance compensation in the form of $145,833.34 paid over a period of 5 months plus COBRA premium reimbursement for the 6-month period following his termination. The Separation Agreement also provides that Mr. Yamashita vested as to 65,597 of his previously granted options, all of which will be exercisable through January 19, 2027. As a part of the Separation Agreement, Mr. Yamashita has agreed to a general release and waiver of claims against the Company upon the terms more particularly set forth in the Separation Agreement.

The foregoing description of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Separation Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

First Amendment to the Agreement and Plan of Merger, dated May 5, 2025, by and among TuHURA, Kineta, the Merger Subs and the Stockholders Representative (incorporated by reference to Exhibit 2.2 of the Amendment No. 1 to Form S-4 Registration Statement filed on May 6, 2025).

10.1	Separation Agreement, dated May 5, 2025, between TuHURA Biosciences, Inc. and Dennis Yamashita.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUHURA BIOSCIENCES, INC.

Date:	May 6, 2025	By:	/s/ Dan Dearborn
Name: Dan Dearborn Title: Chief Financial Officer